Exhibit 99.1

                               FOURTH AMENDMENT TO

                           LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is entered into this 29th day of June, 2005, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Arraid, Inc. ("Al"), an Arizona corporation ("Borrower 2"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 3"); Alanco/TSI PRISM, Inc. ("TSI"), an Arizona corporation (formerly, Technology System International, Inc. and TSI Acquisition Corporation, ("Borrower 6"); and Fry Guy, Inc., a Nevada corporation ("Borrower 7"). Borrower 1, Borrower 2, Borrower 3, Borrower 6, and Borrower 7, jointly and severally, individually and collectively, the "Borrower". (Borrowers 5 and 6 were corporate subsidiaries of ATI that are no longer in operation.)

RECITALS:

     The parties entered into that Loan and Security Agreement, dated June 19, 2002, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein (the "Agreement"). The parties amended the Agreement pursuant to the Amendment to Loan and Security Agreement, dated April 15, 2003 (the "First Amendment"), the Second Amendment to Loan and Security Agreement, dated November 1, 2003 (the "Second Amendment"), and the Third Amendment to Loan and Security Agreement, dated March 22, 2005 (the "Third Amendment") and now wish to modify the Agreement, as previously amended in certain respects as set forth herein.


     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions. The subparagraphs of Section 1 of the Agreement corresponding to the subparagraph numbers set forth below shall be amended by substituting the definitions set forth below for the corresponding terms identified:

     1.9 "Credit Limit" shall mean One Million Five Hundred Thousand Dollars ($1,500,000.00).

2. The last sentence of Section 2.1 of the Agreement shall be amended to read as follows:

     Notwithstanding anything to the contrary herein, the amount drawn under this Agreement by Borrower shall not be less than the sum of $1,000,000 at any time during the term of this Agreement without Lender's written consent.

3. The first paragraph of Section 2.2 of the Agreement shall be amended to read as follows:

     Except as provided below, the Credits shall bear interest, on the Daily Balance owing, at a fluctuating rate of interest equal to the Base Rate plus two (2%) percentage points per annum.

4. Borrower agrees that (a) except as expressly provided herein to the contrary, this Fourth Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement. The provisions of this Fourth Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Fourth Amendment.

5. This Fourth Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first above written.

BORROWERS:

"Borrower l":
Alanco Technologies, Inc., an Arizona Corporation

By:/s/ John A. Carlson
    -----------------------------------------
    John A. Carlson, Chief Financial Officer


"Borrower 2":
Arraid, Inc., an Arizona corporation

By: /s/ John A. Carlson
    -----------------------------------------
    John A. Carlson, Chief Financial Officer


"Borrower 3":
Excel/Meridian Data, an Arizona corporation

By: /s/ John A. Carlson
    -----------------------------------------
    John A. Carlson, Chief Financial Officer

"Borrower 6":
Alanco/TSI PRISM, Inc., an Arizona corporation (formerly, Technology System International, Inc. and TSI Acquisition Corporation)

By: /s/ John A. Carlson
    -----------------------------------------
         John A. Carlson, Chief Financial Officer

"Borrower 7":
Fry Guy, Inc., a Nevada corporation

By: /s/ John A Carlson
    -----------------------------------------
    John A. Carlson, Chief Financial Officer

Borrower Address for Notices:

    15575 North 83rd Way, Suite 3,  Scottsdale, Arizona. 85260

LENDER:

/s/ Donald E. Anderson
---------------------------------------
DONALD E. ANDERSON

/s/ Rebecca E. Anderson
---------------------------------------
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA dated December 20, 1993

Lender Address for Notices:
    11804 N. Sundown Drive, Scottsdale, Arizona 85260